UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006
LAMAR ADVERTISING COMPANY
LAMAR MEDIA CORP.
(Exact name of registrants as specified in their charters)

Delaware	0-30242	72-1449411
Delaware	1-12407	72-1205791
(States or other jurisdictions	(Commission File	(IRS Employer
of incorporation)	Numbers)	Identification Nos.)
5551 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)
(225) 926-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Series B Incremental Loan Agreement
Amendment No. 1 to the Credit Agreement

Item 1.01 Entry into a Material Definitive Agreement.
Series B Incremental Term Loan
On October 5, 2006, Lamar Media Corp., a wholly-owned subsidiary of Lamar Advertising Company, (the “Borrower”) entered into a Series B Incremental Loan Agreement (the “Incremental Loan Agreement”) with the Subsidiary Guarantors (as defined below), the lenders named therein (collectively, the “Series B Incremental Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (“JPMorgan”). The Incremental Loan Agreement provides for loan commitments by the Series B Incremental Lenders of $150.0 million in aggregate principal amount of Incremental Loans in a single series of term loans to be designated the “Series B Incremental Loans,” which $150.0 million was funded on October 5, 2006.
Reductions in commitments; amortization
The Series B Incremental Loans will begin amortizing in quarterly installments paid on each December 31, March 31, June 30 and September 30 as follows:

Principal Payment Date	Principal Amount

December 31, 2007— September 30, 2009	$1,875,000
December 31, 2009— September 30, 2011	$5,625,000
December 31, 2011— September 30, 2012	$22,500,000

The Series B Incremental Loans will mature September 28, 2012.
Interest
Interest on borrowings under the Incremental Loan Agreement is calculated, at the Borrower’s option, at a base rate equal to (a) either of the following rates, plus (b) the applicable spread above such base rate (as described below):
     • with respect to base rate borrowings, the “Adjusted Base Rate,” which is equal to the higher of (i) the rate publicly announced by JPMorgan Chase Bank, N.A. as its prime lending rate and (ii) the applicable federal funds rate plus 0.5%; or
     • with respect to eurodollar rate borrowings, the rate at which eurodollar deposits for one, two, three or six months (as selected by us), or nine or twelve months (with the consent of the lenders), are quoted on the Dow Jones Telerate Screen multiplied by the statutory reserve rate (determined based on maximum reserve percentages established by the Board of Governors of the Federal Reserve System of the United States of America).
The spread applicable to borrowings under the Incremental Loan Agreement is determined by reference to our trailing leverage ratio as follows.

Range
of	Base Rate Series B	Eurodollar Series B
Total Debt Ratio	Incremental Loans	Incremental Loans

Greater than or equal to 5.00 to 1	0.250%	1.250%
Less than 5.00 to 1 and greater than or equal to 3.00 to 1	0.000%	1.000%
Less than 3.00 to 1 and greater than or equal to 2.50 to 1	0.000%	0.875%
Less than 2.50	0.000%	0.750%
Events of Default
The occurrence of any event of default (as defined in the Credit Agreement by and among Lamar Media Corp., the Subsidiary Guarantors named therein, the Subsidiary Borrower named therein, the Lenders named therein, and JPMorgan, as administrative agent, dated as of September 30, 2005 (the “Credit Agreement”)) would permit acceleration of the indebtedness under the credit facility and termination of the credit facility.
The Subsidiary Guarantors consist of the following entities: Interstate Logos, L.L.C., The Lamar Company, L.L.C., Lamar Central Outdoor, LLC, Lamar Advertising Southwest, Inc., Lamar Oklahoma Holding Company, Inc., Lamar DOA Tennessee Holdings, Inc., Lamar Obie Corporation, Missouri Logos, LLC, Kentucky Logos, LLC, Oklahoma Logos, L.L.C., Mississippi Logos, L.LC., Delaware Logos, L.L.C., New Jersey Logos, L.L.C., Georgia Logos, L.L.C., Virginia Logos, LLC, Maine Logos, L.L.C., Washington Logos, L.L.C., Nebraska Logos, Inc., Ohio Logos, Inc., Utah Logos, Inc., South Carolina Logos, Inc., Minnesota Logos, Inc., Michigan Logos, Inc., Florida Logos, Inc., Nevada Logos, Inc., Tennessee Logos, Inc., Kansas Logos, Inc., Colorado Logos, Inc., New Mexico Logos, Inc., Texas Logos, L.P., Lamar Advertising of Colorado Springs, Inc., Lamar Texas General Partner, Inc., TLC Properties, Inc., TLC Properties II, Inc., Lamar Pensacola Transit, Inc., Lamar Advertising of Youngstown, Inc., Lamar Advertising of Michigan, Inc., Lamar Electrical, Inc., American Signs, Inc., Lamar OCI North Corporation, Lamar OCI South Corporation, Lamar Advertising of Kentucky, Inc., Lamar Florida, Inc., Lamar Advertising of South Dakota, Inc., Lamar Ohio Outdoor Holding Corp., Outdoor Marketing Systems, Inc., Lamar Advertising of Penn, LLC, Lamar Advertising of Louisiana, L.L.C., Lamar Tennessee, L.L.C., LC Billboard, L.L.C., Lamar Air, L.L.C., Lamar Texas Limited Partnership, TLC Properties, L.L.C., TLC Farms, L.L.C., Lamar T.T.R., L.L.C., Outdoor Marketing Systems, L.L.C., Lamar Advantage Holding Company, Premere Outdoor, Inc., Daum Advertising Company, Inc., Outdoor Promotions West, LLC, Triumph Outdoor Rhode Island, LLC, Triumph Outdoor Holdings, LLC, Lamar Advantage GP Company, LLC, Lamar Advantage LP Company, LLC, Lamar Advantage Outdoor Company, L.P., Lamar Benches, Inc., Lamar I-40 West, Inc., Lamar Advertising of Oklahoma, Inc., Lamar DOA Tennessee, Inc., O.B. Walls, Inc., and Obie Billboard, LLC.

Amendments to Credit Agreement
The Borrower, the Subsidiary Guarantors, the Series B Incremental Lenders and JPMorgan are parties to the Credit Agreement. The Credit Agreement was amended by Amendment No. 1 dated as of October 5, 2006, to (i) restore the amount of the incremental loan facility to $500.0 million (which, under its old terms, would have been reduced by the amount of the Series B Incremental Loan and had previously been reduced by an earlier Series A Incremental Loan) and (ii) permit the Borrower to make restricted payments so long as no default, as defined in the Credit Agreement, has occurred or is continuing. Our lenders have no obligation to make additional loans to us out of the $500.0 million incremental term facility, but may enter into such commitments at their sole discretion.
Material Relationships
The Series B Incremental Lenders and JPMorgan and their affiliates perform various financial advisory, investment banking, commercial banking and trustee services from time to time for us and our affiliates, for which they receive customary fees.
The foregoing descriptions are qualified in their entirety by reference to the Incremental Loan Agreement and Amendment No.1 to the Credit Agreement filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

10.1	Series B Incremental Loan Agreement dated as of October 5, 2006 between the Borrower, the Subsidiary Guarantors named therein, the Series B Incremental Lenders named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Amendment No. 1 dated as of October 5, 2006 to the Credit Agreement dated as of September 30, 2005 between the Borrower, the Subsidiary Borrower named therein, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 6, 2006	LAMAR ADVERTISING COMPANY

	By:	/s/ Keith A. Istre Keith A. Istre
Treasurer and Chief Financial Officer

LAMAR MEDIA CORP.

	By:	/s/ Keith A. Istre Keith A. Istre
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Series B Incremental Loan Agreement dated as of October 5, 2006 between the Borrower, the Subsidiary Guarantors named therein, the Series B Incremental Lenders named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Amendment No. 1 dated as of October 5, 2006 to the Credit Agreement dated as of September 30, 2005 between the Borrower, the Subsidiary Borrower named therein, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, N.A., as Administrative Agent.